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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 23, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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              Delaware                  001-11967             11-3170868
   (State or other jurisdiction of     (Commission          (IRS Employer
   incorporation or organization)      File Number)      Identification  No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1 THROUGH 7  NOT APPLICABLE.

ITEM 8.01.   OTHER EVENTS.

     On June 23, 2005, Astoria Financial Corporation (the "Corporation") issued a press release stating that, on July 21, 2005, the Corporation is expected to release its financial results for the second quarter ending June 30, 2005 at approximately 8:00 AM (ET) and host an earnings conference call at 3:30 PM (ET).

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

       The following Exhibit is filed as part of this report:

       Exhibit 99.1 Press release dated June 23, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASTORIA FINANCIAL CORPORATION


                                          By:  /s/ Peter J. Cunningham
                                               --------------------------------
                                               Peter J. Cunningham
                                               First Vice President and
                                               Director of Investor Relations

Dated:  June 23, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
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 99.1     Press release dated June 23, 2005.

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